Exhibit 10.1

SIXTH AMENDMENT TO THE THIRD

AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) executed as of the 14th day of February, 2006, by and among EXCO RESOURCES, INC., a Texas corporation (the “Company”), EXCO OPERATING, LP, a Delaware limited partnership (“Operating”), NORTH COAST ENERGY, INC., a Delaware corporation (“North Coast”) and NORTH COAST ENERGY EASTERN, INC., a Delaware corporation (“North Coast Eastern”; together with the Company, Operating and North Coast, the “Borrowers”), JPMORGAN CHASE BANK, NA (successor by merger to BANK ONE, N.A. (Illinois)), a national banking association (“JPMorgan”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party hereto pursuant to the provisions of Section 28 of the Third Amended and Restated Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as “Lenders”, and individually, “Lender”), JPMorgan, as Administrative Agent (“Agent”), BNP PARIBAS, as Syndication Agent, THE BANK OF NOVA SCOTIA, as Co-Documentation Agent and TORONTO DOMINION, (TEXAS), INC., as Co-Documentation Agent.  Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Third Amended and Restated Credit Agreement dated as of January 27, 2004, by and among the Borrowers, Agent and the Lenders (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WITNESSETH:

WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement to permit the Borrowers and the Subsidiary Guarantors to guarantee the Debt and other obligations of TXOK Acquisition, Inc., a Delaware corporation (“TXOK”) and under that certain Credit Agreement, dated as of September 27, 2005 (as amended, supplemented or otherwise modified from time to time, the “TXOK Credit Agreement”), among TXOK Acquisition, Inc. (the “TXOK”), certain Subsidiaries of TXOK as guarantors, the banks and other financial institutions or entities from time to time parties to the TXOK Credit Agreement as lenders and JPMorgan Chase Bank, N.A., as Administrative Agent and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, Agent and the Lenders, hereby agree as follows:

SECTION 1.                            Amendment to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

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1.1                               Amended Definitions.  Section 1 of the Credit Agreement shall be and it hereby is amended by amending clause (xi) of the definition of Permitted Liens to read in its entirety as follows:

(xi) Liens incurred pursuant to the Security Instruments and the TXOK Security Instruments and Liens securing obligations to Persons other than the Lenders and their Affiliates under Rate Management Transactions permitted pursuant to Section 13(m) hereof that are expressly subordinated to the Liens under the Security Instruments and the TXOK Security Instruments on terms and conditions reasonably acceptable to the Majority Lenders;

1.2                               Additional Definitions.  Section 1 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in correct alphabetical order:

TXOK means TXOK Acquisition, Inc., a Delaware corporation, and its successors and permitted assigns.

TXOK Revolving Facility means that certain Credit Agreement, dated September 27, 2005, among TXOK, as borrower, certain Subsidiaries of TXOK, as guarantors, the banks and other financial institutions and entities from time to time a party thereto as lenders, and JPMorgan Chase Bank, N.A., as administrative agent, as it may be amended, supplemented or otherwise modified from time to time.

TXOK Guarantor means TXOK and each Subsidiary of TXOK that hereafter executes and delivers to the Agent and the Lenders a Subsidiary Guaranty in the form attached hereto as Exhibit C.

TXOK Security Instruments means the “Security Instruments” as such term is defined in the TXOK Revolving Facility.

1.3                               Debts, Guaranties and Other Obligations. Section 13(g) of the Credit Agreement shall be and it hereby is amended by amending and restating clause (vii) of such Section to read in its entirety as follows:

(vii) indebtedness and obligations under the TXOK Revolving Facility, including indebtedness and obligations with respect to any guarantees of the TXOK Revolving Facility; provided that, simultaneously with the execution and delivery of any guarantee of the TXOK Revolving Facility, TXOK and its Material Domestic Subsidiaries (as defined in the TXOK Revolving Facility) execute and deliver to the Agent a Subsidiary Guaranty in the form attached hereto as Exhibit C; or

1.4                               Restricted Payments. The first sentence of Section 13(h) of the Credit Agreement shall be and it hereby is amended and restated to read in its entirety as follows:

Neither the Company nor any of its Subsidiaries will retire, redeem or prepay prior to scheduled maturity any indebtedness other than obligations under this Agreement and obligations under the TXOK Revolving Facility.

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1.5                               Events of Default.  Section 14 of the Credit Agreement shall be and it hereby is amended by deleting the word “or” from clause (l) of such Section and inserting the following as clauses (n) and (o) of such Section:

(o) The Company fails to apply the proceeds of the Initial Public Offering, its cash or the proceeds of Indebtedness it incurs on the IPO Date in accordance with the Use of Proceeds section of the Company’s S-1 Registration Statement filed in connection with the Initial Public Offering or otherwise fails to comply with the covenants regarding the application of the proceeds of the Initial Public Offering set forth in the Underwriting Agreement executed and delivered by the Company in connection with the Initial Public Offering; or

(p) TXOK or any of its Material Domestic Subsidiaries (as defined in the TXOK Revolving Facility) ceases to be a TXOK Guarantor at any time after TXOK becomes a Subsidiary of the Company.

1.6                               Consent and Waiver.  Agent and each Lender hereby consents to, and waives any Default arising from, the Company’s use of the proceeds of the Initial Public Offering, cash on hand and Loans made under the Credit Agreement in accordance with the Use of Proceeds section of the Company’s S-1 Registration Statement filed in connection with the Initial Public Offering and the covenants regarding the application of the proceeds of the Initial Public Offering set forth in the Underwriting Agreement executed and delivered by the Company in connection with the Initial Public Offering, including the use of such proceeds on, or within five (5) Business Days following, the IPO Date to (i) repay $350.0 million in principal plus accrued and unpaid interest under an interim loan facility incurred in connection with the recent equity buyout of Holdings, (ii) repay $172 million in principal plus accrued and unpaid interest under the TXOK Credit Agreement, (iii) repay $202.1 million in principal plus accrued and unpaid interest under TXOK’s term loan facility, (iv) redeem the 15% Series A Convertible Preferred Stock of TXOK for approximately $162 million and (v) pay approximately $3.7 million in fees and expenses incurred in connection with the Initial Public Offering.

SECTION 2.                            Reaffirmation of Representations and Warranties.  Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Company and its Subsidiaries contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full.  The Borrowers hereby restate and reaffirm each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants.  Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrowers, Agent and the Lenders.

SECTION 3.                            Conditions.  The amendment to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

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3.1                               Execution and Delivery.  The Borrowers shall have executed and delivered this Amendment, and other required documents, all in form and substance satisfactory to the Agent.

3.2                               Representations and Warranties.  The representations and warranties of the Borrowers under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date).

3.3                               TXOK Revolving Facility Amendment.  The Administrative Agent shall have received a fully executed amendment of the TXOK Revolving Facility amending such facility to permit TXOK and its Material Domestic Subsidiaries (as defined in the TXOK Revolving Facility) to guarantee the indebtedness, liabilities and obligations of the Borrowers under the Agreement and the other Loan Documents pursuant to a Subsidiary Guaranty and the Liens securing such indebtedness, liabilities and obligations including the Subsidiary Guaranty.

3.4                               TXOK Guaranty.  The Administrative Agent shall have received a fully executed Subsidiary Guaranty in the form attached hereto as Exhibit C from TXOK and each of its Material Domestic Subsidiaries (as defined in the TXOK Revolving Facility).

3.5                               No Event of Default.  No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

3.6                               Other Documents.  The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.

3.7                               Legal Matters Satisfactory.  All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of the Borrowers.

SECTION 4.                            Miscellaneous.

4.1                               Additional Representations and Warranties.  The Borrowers hereby represent and warrant that all factual information, if any, heretofore and contemporaneously furnished by or on behalf of the Borrowers to Agent for purposes of or in connection with this Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading.  Each of the foregoing representations and warranties shall constitute a representation and warranty of the Borrowers made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given.  Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by Agent or the Lenders.

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4.2                               Indemnification.  The Borrowers agree to indemnify and hold harmless Agent and the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an “Indemnified Party”, and collectively, the “Indemnified Parties”) from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to Agent or the Lenders, including all local counsel hired by such counsel) (“Claim”) incurred by Agent or the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrowers or their agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party’s ordinary negligence.  The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrowers to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrowers to the Lenders hereunder and under the Notes, provided that the Borrowers shall not have any obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders.  If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrowers of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure).  The Indemnified Party shall have the right to employ, at the Borrowers’ expense, counsel of the Indemnified Parties’ choosing and to control the defense of the Claim.  The Borrowers may at their own expense also participate in the defense of any Claim.  Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party.  The parties intend for the provisions of this Section to apply to and protect each Indemnified Party from the consequences of strict liability imposed or threatened to be imposed on any Indemnified Party as well as from the consequences of its own negligence, whether or not that negligence is the sole, contributing, or concurring cause of any Claim, but not from any portion of such Claim arising from the gross negligence or willful misconduct of any Indemnified Party.

4.3                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until the Borrowers, Agent and Lenders (or at least the required percentage thereof) have executed a counterpart.  Facsimiles shall be effective as originals.

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4.4                               WRITTEN CREDIT AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

4.5                               No Impairment.  The Borrowers acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Agent and the Lenders constitute valid and existing obligations in favor of Agent and the Lenders.  The Borrowers confirm and agree that (a) neither the execution of this Amendment nor any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrowers under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to the Third Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWERS:

EXCO RESOURCES, INC.
a Texas corporation

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

EXCO OPERATING, LP
a Delaware limited partnership

By:	EXCO Investment II, LLC,
its sole general partner

By:	EXCO Resources, Inc.,
its sole member

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

NORTH COAST ENERGY, INC.
a Delaware corporation

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President

NORTH COAST ENERGY EASTERN, INC.
a Delaware corporation

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President

LENDERS:

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, N.A. (Illinois))
a national banking association
as a Lender and as Administrative Agent

By:	/s/ Wm. Mark Cranmer
Name:	Wm. Mark Cranmer
Title:	Vice President

BNP PARIBAS
as a Lender and as Syndication Agent

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Vice President

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Vice President

THE BANK OF NOVA SCOTIA
as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

COMERICA BANK
as a Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Vice President

TORONTO DOMINION (TEXAS) LLC
as a Lender and as a Co-Documentation Agent

By:	/s/ Jim Bridwell
Name:	Jim Bridwell
Title:	Authorized Signatory

UNION BANK OF CALIFORNIA, N.A.
as a Lender

By:	/s/ Allison Fuqua
Name:	Allison Fuqua
Title:	Investment Banking Officer

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Vice President

CREDIT SUISSE FIRST BOSTON
acting through its Cayman Island branch
as a Lender

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Vice President

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Associate

BANK OF AMERICA N.A.
as a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Director

KEY BANK,
as a Lender

By:	/s/ Thomas Rajan
Name:	Thomas Rajan
Title:	Vice President

FORTIS CAPITAL CORP.,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Senior Vice President

WELLS FARGO BANK, NA
as a Lender

By:	/s/ Reed V. Thompson
Name:	Reed V. Thompson
Title:	Vice President

CITIBANK TEXAS, N.A.
as a Lender

By:	/s/ Angela McCracken
Name:	Angela McCracken
Title:	Vice President

CONSENT AND REAFFIRMATION

The undersigned (each a “Subsidiary Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Sixth Amendment to the Third Amended and Restated Credit Agreement (the “Sixth Amendment”); (ii) consents to each Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of its Subsidiary Guaranty in favor of Agent and the Lenders and (v) reaffirms that its Subsidiary Guaranty is and shall continue to remain in full force and effect.  Although each Subsidiary Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Subsidiary Guarantor understands that the Lenders have no obligation to inform any Subsidiary Guarantor of such matters in the future or to seek any Subsidiary Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of this Sixth Amendment.

GUARANTORS:

ROJO PIPELINE, INC.
(f/k/a Taurus Acquisition, Inc.)
a Texas corporation

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President

EXCO INVESTMENT I, LLC,
a Delaware limited liability company

By:	EXCO Resources, Inc.,
its sole member

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

EXCO INVESTMENT II, LLC
a Delaware limited liability company

By:	EXCO Resources, Inc.,
its sole member

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

PINESTONE RESOURCES, L.L.C.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer